UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-3229

DWS Funds Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	06/30/06

ITEM 1.               REPORT TO STOCKHOLDERS

JUNE 30, 2006

Semiannual Report
to Shareholders

DWS Short Term Bond Fund

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Other Information

Click Here Shareholder Meeting Results

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2006

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 2.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods and for all classes reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to their inception on June 25, 2001 are derived from the historical performance of Class S shares of the DWS Short-Term Bond Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 6/30/06
DWS Short Term Bond Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	1.32%	1.92%	1.41%	2.73%	3.88%
Class B	.97%	1.11%	.68%	1.96%	3.08%
Class C	.97%	1.21%	.69%	1.98%	3.10%
Lehman 1-3 Year Government/Credit Index+	1.11%	1.92%	1.64%	3.50%	5.03%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 6/30/06	$ 9.87	$ 9.88	$ 9.88
12/31/05	$ 9.94	$ 9.95	$ 9.95
Distribution Information: Six Months: Income Dividends as of 6/30/06	$ .20	$ .17	$ .17
June Income Dividend	$ .0333	$ .0277	$ .0277
SEC 30-day Yield as of 6/30/06*	5.43%	4.88%	4.88%
Current Annualized Distribution Rate as of 6/30/06*	4.05%	3.36%	3.36%

* The SEC yield is net investment income per share earned over the month ended June 30, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 5.39%, 4.63% and 4.85% for Class A, B and C shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on June 30, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. In addition, the current annualized distribution rates would have been 4.01%, 3.11% and 3.33% for Class A, B and C shares, respectively, had certain expenses not been reduced. Yields are historical, not guaranteed and will fluctuate.

Class A Lipper Rankings — Short Investment Grade Debt Funds Category as of 6/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	90	of	226	40
3-Year	98	of	182	54
5-Year	92	of	135	68

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Short Term Bond Fund — Class A [] Lehman Brothers 1-3 Year Government/Credit Index+

Yearly periods ended June 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

Comparative Results (Adjusted for Maximum Sales Charge) as of 6/30/06
DWS Short Term Bond Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,912	$10,141	$11,129	$14,230
	Average annual total return	-.88%	.47%	2.16%	3.59%
Class B	Growth of $10,000	$9,818	$10,022	$10,929	$13,540
	Average annual total return	-1.82%	.07%	1.79%	3.08%
Class C	Growth of $10,000	$10,121	$10,208	$11,029	$13,566
	Average annual total return	1.21%	.69%	1.98%	3.10%
Lehman Brothers 1-3 Year Government/ Credit Index+	Growth of $10,000	$10,192	$10,499	$11,876	$16,329
	Average annual total return	1.92%	1.64%	3.50%	5.03%

The growth of $10,000 is cumulative.

+ Lehman Brothers 1-3 Year Government/Credit Index is an unmanaged index consisting of all US government agency and Treasury securities, as well as investment grade debt securities with maturities of one to three years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors except under certain circumstances (Please refer to the Fund's Statement of Additional Information).

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement and a reimbursement for losses incurred with certain portfolio transactions. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares prior to its inception on August 14, 2000 are derived from the historical performance on Class S shares of the DWS Short Term Bond Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 6/30/06
DWS Short Term Bond Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class S	1.45%	2.09%	1.67%	2.98%	4.15%
Class AARP	1.43%	2.15%	1.64%	2.97%	4.14%
Lehman 1-3 Year Government/Credit Index+	1.11%	1.92%	1.64%	3.50%	5.03%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 6/30/06	$ 9.87	$ 9.87
12/31/05	$ 9.94	$ 9.94
Distribution Information: Six Months: Income Dividends as of 6/30/06	$ .21	$ .21
June Income Dividend	$ .0351	$ .0355
SEC 30-day Yield as of 6/30/06*	5.82%	5.87%
Current Annualized Distribution Rate as of 6/30/06*	4.27%	4.32%

* The SEC yield is net investment income per share earned over the month ended June 30, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 5.74% and 5.81% for Class AARP and S shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on June 30, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. In addition, the current annualized distribution rate would have been 4.19% and 4.26% for Class AARP and S shares, respectively, had certain expenses not been reduced. Yields are historical, not guaranteed and will fluctuate.

Class S Lipper Rankings — Short Investment Grade Debt Funds Category as of 6/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	73	of	226	33
3-Year	69	of	182	38
5-Year	66	of	135	49
10-Year	53	of	70	75

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Short Term Bond Fund — Class S [] Lehman Brothers 1-3 Year Government/Credit Index+

Yearly periods ended June 30
Comparative Results as of 6/30/06
DWS Short Term Bond Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,209	$10,508	$11,583	$15,011
	Average annual total return	2.09%	1.67%	2.98%	4.15%
Class AARP	Growth of $10,000	$10,215	$10,501	$11,574	$15,004
	Average annual total return	2.15%	1.64%	2.97%	4.14%
Lehman Brothers 1-3 Year Government/ Credit Index+	Growth of $10,000	$10,192	$10,499	$11,876	$16,329
	Average annual total return	1.92%	1.64%	3.50%	5.03%

The growth of $10,000 is cumulative.

+ Lehman Brothers 1-3 Year Government/Credit Index is an unmanaged index consisting of all US government agency and Treasury securities, as well as investment grade debt securities with maturities of one to three years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B, C, AARP and S shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on the investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2006
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,013.20	$ 1,009.70	$ 1,009.70	$ 1,014.30	$ 1,014.50
Expenses Paid per $1,000*	$ 5.09	$ 8.52	$ 8.52	$ 3.95	$ 3.75
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,019.74	$ 1,016.31	$ 1,016.31	$ 1,020.88	$ 1,021.08
Expenses Paid per $1,000*	$ 5.11	$ 8.55	$ 8.55	$ 3.96	$ 3.76

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S
DWS Short Term Bond Fund	1.02%	1.71%	1.71%	.79%	.75%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Lead Portfolio Manager William Chepolis discusses market conditions and the fund's investment strategy during its most recent semiannual period ended June 30, 2006.

Q: How would you describe the investment environment for bonds during the past six months?

A: The semiannual period saw the US economy continue to display solid economic growth. While inflation remained generally moderate, it showed some signs of picking up, and there were increasing concerns over its direction as the period progressed. In this environment, the US Federal Reserve Board (the Fed) under its new chairman continued to steadily increase short-term rates, hiking the fed funds rate — the overnight interbank lending rate — on four occasions by 0.25% to its current level of 5.25%. That said, the transition to a new Fed chairman was not entirely seamless from the perspective of market participants. In a break from the prior "measured approach" to raising rates in the attempt to achieve a neutral policy, Chairman Bernanke indicated that future rate changes would depend on incoming economic data. The increased uncertainty with respect to inflation and Fed policy led to a more volatile interest-rate environment and an overall upward trend for rates. This backdrop was less than favorable for fixed-income generally and for instruments that trade at a spread to Treasuries in particular.

For the first half of 2006, the two-year and 10-year Treasury bond yields each rose 75 basis points, maintaining the flat yield curve from year-end 2005. (100 basis points equals 1.00%.) Since a bond's price moves in the opposite direction of its yield, this meant that bond prices generally fell over the period.

US Treasury Bond Yield Curve (12/31/05 and 6/30/06)

Past performance is no guarantee of future results.

Source: Bloomberg

Q: How did the fund perform in this environment?

A: Despite a difficult environment for short-term fixed-income securities, over the semiannual period ended June 30, 2006 the fund's Class A shares managed a positive return of 1.32%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and for more complete performance information.) In comparison, the fund's benchmark, the Lehman Brothers 1-3 Year Government/Credit Index, returned 1.11%.1 For the six-month period, the fund also outperformed the average 1.13% return of its peers in the Lipper Short Investment Grade Debt Funds category.2

1 The Lehman Brothers 1-3 Year Government/Credit Index is an unmanaged index consisting of all US government agency and Treasury securities, as well as investment-grade debt securities with maturities of one to three years. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2 The Lipper Short Investment Grade Debt Funds category includes funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Short Investment Grade Debt Funds category. For the one-, five- and 10-year periods this categories average was 1.87% (226 funds), 2.94% (135 funds) and 4.42% (70 funds), respectively, as of December 31, 2005. It is not possible to invest directly in a Lipper category.

Q: Will you describe the fund's investment process?

A: We follow a consistent investment process. We avoid making interest-rate calls, meaning that we seek to maintain an overall duration, or interest-rate sensitivity, similar to that of the fund's peer group, which we look at monthly. We also avoid concentrated positions along the yield curve, maintaining balanced exposure to a range of maturities in the portfolio relative to the index. Further, we stress broad diversification among issuers, particularly with regard to the fund's holdings in the corporate sector, so that the fund is not excessively vulnerable to a price decline from a single holding. Within this framework, the portfolio team actively manages the fund with a focus on adding value through both sector weightings and individual security selection within each sector. We closely examine the risk-return trade-off of each individual security, as well as how the purchase or sale of a particular security could affect the overall positioning of the portfolio. We believe that over time this will be a more effective approach than one that is based on predicting the direction of the economy or interest rates.

Q: In terms of your current strategy, how is the fund positioned?

A: We continue to seek to provide high income while also seeking to maintain a high degree of stability of shareholders' capital. In keeping with the fund's objective, we have been targeting a shorter overall portfolio duration — a standard measure of interest-rate sensitivity — than that of our benchmark, the Lehman Brothers 1-3 Year Government/Credit Index. We do this to help support the goal of providing a relatively stable share price relative to our peer group. Over the period, the fund's average duration was closely monitored as we sought to carefully manage the fund's interest-rate risk in view of the limited incremental income to be gained from longer maturities and the potential for interest-rate increases. Average duration at the end of the period stood at 1.40 years.

The fund has exposure to a broad range of primarily investment-grade fixed-income sectors. Our allocation continues to favor so-called spread sectors that offer higher yields than US government securities.3 As of June 30, 2006, the portfolio was allocated 23% to corporate bonds, 19% to asset-backed securities (ABS), 17% to mortgage-backed securities (MBS), 23% to commercial mortgage-backed securities (CMBS) and 18% to US Treasuries. This is a higher Treasury allocation than we would normally carry, but reflects our caution with respect to spreads and the general lack of attractive investment opportunities at these levels.

3 "Spread sectors" refer to non-government securities such as corporate securities and mortgage securities. The yield spread is the difference in yield between non-Treasury fixed-income securities, such as corporate bonds or asset-backed securities, and Treasury bonds of comparable maturity. If yield spreads are "narrow," for example, it typically means that yields have been declining, or "tightening," and prices rising, compared with Treasury bonds of similar maturity. If yield spreads are "wide," it usually means that yields have been rising, and prices falling, in relation to the equivalent Treasury issue.

Q: What helped and hurt performance during the six-month period?

A: Midway through the period, we trimmed exposure to corporate bonds, given the relatively narrow yield advantage they offered, in favor of Treasuries. This helped performance as corporates underperformed. Still, we would have benefited from lighter exposure to corporate bonds over the period, with the credit sector underperformance. As the period progressed, mortgages weakened, and we took that event as an opportunity to increase exposure to that sector. We maintained a relatively stable CMBS exposure, but we began to lighten our ABS exposure in view of tightening spreads. In addition, we generally avoided exposure to agency issues, which helped performance as overseas buyers reduced purchases and spreads widened.

The fund's overall quality profile remains high, with the average credit quality of investments in the fund at AA as of the end of the period.4 In particular, we have had an upward bias with respect to the quality of holdings within the corporate, ABS and CMBS sectors. This helped performance as credit spreads widened as the period progressed.

Q: How do you assess the investment environment at present?

A: We anticipate maintaining a cautious approach to managing the fund's exposure to interest-rate risk. We believe, given the continued strength in the economy and some gathering concern over inflation, an additional increase or two in short-term rates from the Fed would not be surprising. At the same time, we continue to watch closely to see if a softer housing market and high energy prices take a toll on consumers' confidence and the overall economy. We will continue to closely monitor economic conditions as we seek to provide a high level of current income and relative stability of principal.

4 A measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA, and so forth. The lower the rating, the higher the probability of default.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Security Lending Collateral)	6/30/06	12/31/05

Commercial and Non-Agency Mortgage Backed Securities	30%	25%
Corporate Bonds	23%	26%
Asset Backed	19%	15%
US Treasury Obligations	18%	2%
Collateralized Mortgage Obligations	9%	19%
US Government Sponsored Agencies	1%	12%
Foreign Bonds — US$ Denominated	—	1%
	100%	100%
Quality	6/30/06	12/31/05

US Government & Treasury Obligations	28%	33%
AAA*	43%	34%
AA	4%	5%
A	13%	15%
BBB	8%	8%
BB	1%	2%
Not Rated	3%	3%
	100%	100%
Effective Maturity	6/30/06	12/31/05

Under 1 year	11%	9%
1.00 - 2.99 years	72%	75%
3.00 - 4.99 years	11%	10%
5.00 - 8.00 years	6%	6%
	100%	100%

* Category includes cash equivalents, net.

Asset allocation, quality and effective maturity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of June 30, 2006 (Unaudited)

	Principal Amount ($)	Value ($)

Corporate Bonds 22.5%
Consumer Discretionary 2.0%
Clear Channel Communications, Inc., 4.625%, 1/15/2008	3,500,000	3,427,672
Comcast Cable Communications, Inc., 8.375%, 5/1/2007	5,000,000	5,105,220
DaimlerChrysler NA Holding Corp., 4.75%, 1/15/2008	2,500,000	2,459,123
Target Corp., 3.375%, 3/1/2008 (a)	1,500,000	1,447,635
Time Warner, Inc., 6.15%, 5/1/2007	2,000,000	2,006,860
		14,446,510
Consumer Staples 1.2%
Kraft Foods, Inc.:
4.0%, 10/1/2008	2,000,000	1,927,202
5.25%, 6/1/2007	1,000,000	993,954
Nabisco, Inc., 7.05%, 7/15/2007	1,000,000	1,007,771
Safeway, Inc., 4.8%, 7/16/2007	2,500,000	2,471,497
Wal-Mart Stores, Inc., 4.375%, 7/12/2007	2,500,000	2,469,108
		8,869,532
Energy 0.1%
Alabama Power Co., Series CC, 3.5%, 11/15/2007 (a)	761,000	739,537
Financials 16.6%
American General Finance Corp.:
2.75%, 6/15/2008	1,500,000	1,420,088
Series H, 4.5%, 11/15/2007	2,500,000	2,462,427
Bank of New York, 5.05%, 3/3/2009	3,500,000	3,495,380
Bank One Corp., 6.0%, 8/1/2008	3,000,000	3,017,907
Bear Stearns Companies, Inc.:
2.875%, 7/2/2008	3,500,000	3,320,303
4.0%, 1/31/2008	1,500,000	1,464,842
Boeing Capital Corp., 4.75%, 8/25/2008	4,833,000	4,749,375
Capital One Bank, 4.25%, 12/1/2008	2,000,000	1,934,536
Caterpillar Financial Services Corp., Series F, 3.8%, 2/8/2008	2,500,000	2,430,640
CIT Group, Inc.:
3.375%, 4/1/2009	1,500,000	1,413,216
4.75%, 8/15/2008	3,500,000	3,433,272
EOP Operating LP, 7.75%, 11/15/2007	1,000,000	1,024,752
FleetBoston Financial Corp., 6.375%, 5/15/2008	2,500,000	2,530,562
General Electric Capital Corp.:
3.5%, 5/1/2008	1,000,000	963,868
Series A, 3.6%, 10/15/2008	6,500,000	6,222,437
Series A, 4.125%, 3/4/2008	3,500,000	3,417,505
General Motors Acceptance Corp.:
4.5%, 7/15/2006 (a)	3,500,000	3,498,362
6.125%, 9/15/2006 (a)	2,000,000	1,997,046
6.125%, 2/1/2007 (a)	1,000,000	995,880
6.15%, 4/5/2007 (a)	1,000,000	994,152
HSBC Finance Corp.:
4.125%, 3/11/2008	3,500,000	3,416,976
4.125%, 12/15/2008	4,000,000	3,865,676
International Lease Finance Corp., Series P, 3.125%, 5/3/2007	2,500,000	2,445,598
John Deere Capital Corp., Series D, 4.375%, 3/14/2008 (a)	5,000,000	4,896,235
JPMorgan Chase & Co., Series A, 6.0%, 1/15/2009	3,000,000	3,017,400
Lehman Brothers Holdings, Inc., 7.0%, 2/1/2008	4,000,000	4,074,820
Marshall & Ilsley Bank, 4.5%, 8/25/2008	2,500,000	2,451,710
MBNA Corp., 4.625%, 9/15/2008	5,380,000	5,267,364
Merrill Lynch & Co., Inc., Series C, 4.831%, 10/27/2008	5,000,000	4,908,520
Morgan Stanley, 3.875%, 1/15/2009	2,000,000	1,918,840
Popular North America, Inc., Series E, 3.875%, 10/1/2008	4,000,000	3,827,092
Residential Capital Corp., 6.875%*, 6/29/2007	14,500,000	14,546,893
SLM Corp., Series A, 3.95%, 8/15/2008 (a)	1,000,000	962,155
Textron Financial Corp., Series E, 4.125%, 3/3/2008	2,500,000	2,435,698
The Goldman Sachs Group, Inc., 3.875%, 1/15/2009 (a)	3,500,000	3,353,262
US Bank NA, 4.4%, 8/15/2008	4,000,000	3,912,308
Verizon Global Funding Corp., 6.125%, 6/15/2007 (a)	1,500,000	1,505,522
Wachovia Bank NA, 4.375%, 8/15/2008	4,000,000	3,899,580
		121,492,199
Health Care 0.6%
Wyeth, 4.375%, 3/1/2008	4,500,000	4,408,781
Industrials 0.6%
CSX Corp., 7.45%, 5/1/2007	1,000,000	1,013,297
General Dynamics Corp., 3.0%, 5/15/2008	1,500,000	1,430,928
Raytheon Co., 6.75%, 8/15/2007	1,753,000	1,770,025
		4,214,250
Materials 0.3%
Dow Chemical Co., 5.97%, 1/15/2009	2,000,000	2,011,864
Weyerhaeuser Co., 6.125%, 3/15/2007	169,000	169,089
		2,180,953
Utilities 1.1%
Ameren Corp., 4.263%, 5/15/2007	2,571,000	2,536,759
Dominion Resources, Inc., 4.125%, 2/15/2008	4,000,000	3,899,324
Wisconsin Electric Power Co., 3.5%, 12/1/2007 (a)	2,000,000	1,941,844
		8,377,927
Total Corporate Bonds (Cost $167,155,012)		164,729,689

Foreign Bonds - US$ Denominated 0.2%
Financials
Rio Tinto Finance (USA) Ltd., 2.625%, 9/30/2008 (Cost $1,296,947)	1,350,000	1,264,779
Asset Backed 18.5%
Automobile Receivables 8.4%
Aesop Funding II LLC, "A2", Series 2003-4A, 144A, 2.86%, 8/20/2009	3,100,000	2,942,420
AmeriCredit Automobile Receivables Trust, "A3", Series 2005-DA, 4.87%, 12/6/2010	7,500,000	7,413,433
Capital Auto Receivables Asset Trust, "B", Series 2006-1, 5.26%, 10/15/2010	2,237,000	2,203,975
Ford Credit Auto Owner Trust:
"C", Series 2004-A, 4.19%, 7/15/2009	4,000,000	3,925,596
"A4", Series 2006-A, 5.07%, 12/15/2010	3,917,000	3,865,298
Hertz Vehicle Financing LLC, "A2", Series 2005-2A, 144A, 4.93%, 2/25/2010	8,502,000	8,353,109
Hyundai Auto Receivables Trust, "D", Series 2004-A, 4.1%, 8/15/2011	1,700,000	1,658,158
Nissan Auto Receivables Owner Trust, "A4", Series 2006-A, 4.77%, 7/15/2011	2,553,000	2,497,678
Triad Automobile Receivables Owner Trust:
"A3", Series 2005-B, 4.28%, 6/14/2010	5,421,000	5,327,318
"A4", Series 2006-A, 4.88%, 4/12/2013	7,537,000	7,372,841
Volkswagen Auto Loan Enhanced Trust, "A3", Series 2005-1, 4.8%, 7/20/2009	8,300,000	8,225,076
World Omni Auto Receivables Trust, "A3", Series 2006-A, 5.01%, 10/15/2010	7,647,000	7,579,983
		61,364,885
Credit Card Receivables 3.3%
Capital One Multi-Asset Execution Trust, "A4", Series 2003-A4, 3.65%, 7/15/2011	3,208,000	3,084,487
Citibank Credit Card Issuance Trust, "B1", Series 2005-B1, 4.4%, 9/15/2010	7,000,000	6,809,035
MBNA Credit Card Master Note Trust, "A1", Series 2006-A1, 4.9%, 7/15/2011	5,095,000	5,021,302
Providian Gateway Master Trust:
"D", Series 2004-DA, 144A, 4.4%, 9/15/2011	7,960,000	7,765,975
"D", Series 2004-FA, 144A, 4.45%, 11/15/2011	1,530,000	1,500,356
		24,181,155
Home Equity Loans 2.2%
C-Bass CBO Resecuritization, "D2", 7.25%, 6/1/2032	1,460,068	1,460,068
Countrywide Asset-Backed Certificates, "1AF2", Series 2005-17, 5.363%, 5/25/2036	2,935,000	2,902,705
Credit-Based Asset Servicing and Securitization, "AF2", Series 2006-CB2, 5.501%, 12/25/2036	6,290,000	6,236,592
IMC Home Equity Loan Trust, "A8", Series 1998-3, 6.34%, 8/20/2029	1,003,581	1,000,872
Renaissance Home Equity Loan Trust, "A2", Series 2005-4, 5.399%, 2/25/2036	1,700,000	1,683,591
Residential Asset Securities Corp., "AI4", Series 2002-KS6, 4.38%, 7/25/2030	174,204	173,208
Specialty Underwriting & Residential Finance, "A2B", Series 2006-BC2, 5.573%, 2/25/2037	2,873,000	2,851,434
		16,308,470
Manufactured Housing Receivables 0.5%
Green Tree Financial Corp.:
"A4", Series 1996-1, 6.5%, 3/15/2027	202,227	202,545
"A5", Series 1994-1, 7.65%, 4/15/2019	258,102	265,776
"B2", Series 1996-5, 8.45%, 7/15/2027**	5,789,742	579
Oakwood Mortgage Investors, Inc., "A3", Series 1999-B, 6.45%, 11/15/2017	1,210,243	1,041,911
Vanderbilt Mortgage Finance, "A4", Series 2000-D, 7.715%, 7/7/2027	1,746,368	1,806,407
		3,317,218
Miscellaneous 4.1%
CIT RV Trust:
"A5", Series 1998-A, 6.12%, 11/15/2013	555,286	555,404
"A5", Series 1999-A, 6.24%, 8/15/2015	6,128,762	6,133,951
Comed Transitional Funding Trust, "A7", Series 1998-1, 5.74%, 12/25/2010	8,243,000	8,258,024
E-Trade RV and Marine Trust, "A3", Series 2004-1, 3.62%, 10/8/2018	5,072,000	4,788,034
National Collegiate Student Loan Trust, "AIO", Series 2006-2, Interest Only, 6.0%, 8/25/2011	10,200,000	2,632,498
PECO Energy Transition Trust, "A7", Series 1999-A, 6.13%, 3/1/2009	2,000,000	2,013,630
PP&L Transition Bond Co. LLC, "A7", Series 1999-1, 7.05%, 6/25/2009	638,554	644,060
SLM Student Loan Trust, "A6", Series 2004-1, 144A, 3.46%, 7/25/2039	5,500,000	5,208,005
		30,233,606
Total Asset Backed (Cost $144,627,972)		135,405,334

US Government Sponsored Agencies 0.6%
Federal Home Loan Bank, Series 580, 4.125%, 10/19/2007 (a) (Cost $4,398,548)	4,400,000	4,324,461

Commercial and Non-Agency Mortgage-Backed Securities 29.9%
Adjustable Rate Mortgage Trust, "1A21", Series 2005-10, 4.738%*, 1/25/2036	14,224,992	14,024,179
Banc of America Mortgage Securities, "1A3", Series 2002-K, 3.5%, 10/20/2032	403,838	382,114
Bear Stearns Commercial Mortgage Securities, Inc.:
"X2", Series 2004-PWR5, Interest Only, 0.887%*, 7/11/2042	80,811,084	2,760,183
"X2", Series 2002-TOP8, 144A, Interest Only, 2.103%*, 8/15/2038	150,895,009	9,997,805
CDC Commercial Mortgage Trust, "XCP", Series 2002-FX1, 144A, Interest Only, 1.989%*, 5/15/2035	49,734,964	2,500,923
Chase Commercial Mortgage Securities Corp., "A2", Series 1997-2, 6.6%, 12/19/2029	4,947,073	4,980,940
Commercial Mortgage Acceptance Corp., "A3", Series 1998-C2, 6.04%, 9/15/2030	9,000,000	9,047,705
CS First Boston Mortgage Securities Corp.:
"A1C", Series 1997-C1, 7.24%, 6/20/2029	5,944,132	5,973,551
"M1", Series 2001-10R, 144A, 7.759%*, 12/27/2028	33,305	33,087
Deutsche Mortgage & Asset Receiving Corp., "A2", Series 1998-C1, 6.538%, 6/15/2031	6,342,446	6,396,841
DLJ Mortgage Acceptance Corp., "A1B", Series 1997-CF2, 144A, 6.82%, 10/15/2030	5,391,265	5,427,232
First Horizon Alternative Mortgage Securities, "A5", Series 2005-FA9, 5.5%, 12/25/2035	9,175,608	9,061,624
First Union-Lehman Brothers Commercial Mortgage, "A3", Series 1997-C2, 6.65%, 11/18/2029	10,284,682	10,354,009
First Union-Lehman Brothers-Bank of America, "A2", Series 1998-C2, 6.56%, 11/18/2035	12,780,807	12,917,363
GMAC Commercial Mortgage Securities, Inc.:
"A2", Series 1998-C2, 6.42%, 5/15/2035	2,521,063	2,549,010
"A3", Series 1997-C1, 6.869%, 7/15/2029	1,210,802	1,220,452
Greenwich Capital Commercial Funding Corp.:
"XP", Series 2005-GG3, 144A, Interest Only, 0.803%*, 8/10/2042	160,751,000	4,697,016
"A3", Series 2004-GG1, 4.344%, 6/10/2036	7,600,000	7,356,934
Heller Financial Commercial Mortgage Asset Corp., "A2", Series 1999-PH1, 6.847%, 5/15/2031	7,000,000	7,160,634
Indymac Index Mortgage Loan Trust, "4A1", Series 2005-AR9, 5.318%*, 7/25/2035	4,346,516	4,265,716
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A1", Series 2004-CB9, 3.475%, 6/12/2041	7,056,253	6,788,524
"A2", Series 2005-LDP3, 4.851%, 8/15/2042	6,520,000	6,304,770
JPMorgan Commercial Mortgage Finance Corp., "A3", Series 1997-C5, 7.088%, 9/15/2029	1,640,251	1,650,031
LB-UBS Commercial Mortgage Trust:
"XCP", Series 2003-C7, 144A, Interest Only, 0.619%*, 7/15/2037	253,835,288	2,786,781
"XCP", Series 2004-C6, 144A, Interest Only, 0.718%*, 8/15/2036	95,162,217	2,207,107
"XCP", Series 2004-C7, 144A, Interest Only, 0.795%*, 10/15/2036	289,194,180	7,523,387
"A2", Series 2004-C2, 3.246%, 3/15/2029	6,600,000	6,220,112
Merrill Lynch Mortgage Investors, Inc., "A2", Series 1998-C2, 6.39%, 2/15/2030	6,631,945	6,668,460
Morgan Stanley Capital I:
"A1", Series 2004-T15, 4.13%, 6/13/2041	8,304,383	8,059,438
"A2", Series 1999-WF1, 6.21%, 11/15/2031	6,412,747	6,464,536
"A2", Series 1998-WF1, 6.55%, 3/15/2030	1,409,666	1,419,004
Morgan Stanley Dean Witter Capital I, "A3", Series 2001-TOP5, 6.16%, 10/15/2035	8,200,000	8,295,434
Paine Webber Mortgage Acceptance Corp., "1B2", Series 1999-4, 144A, 6.46%*, 7/28/2024	210,979	210,035
PHHMC Mortgage Pass Through Certificates, "A2", Series 2006-2, 6.172%*, 7/18/2036	10,159,242	10,295,757
Prudential Home Mortgage Securities, "4B", Series 1994-A, 144A, 6.73%*, 4/28/2024	43,228	43,255
Prudential Securities Secured Financing Corp., "A1B", Series 1998-C1, 6.506%, 7/15/2008	5,998,311	6,054,195
Residential Funding Mortgage Security I, "A5", Series 2005-S9, 5.75%, 12/25/2035	1,864,020	1,846,025
Wachovia Bank Commercial Mortgage Trust, "XP", Series 2005-C17, 144A, Interest Only, 0.286%*, 3/15/2042	321,841,559	4,112,395
Washington Mutual Alternative Mortgage Pass-Through Certificates, "A2", Series 2005-11, 5.75%, 1/25/2036	6,997,235	6,941,238
Wells Fargo Mortgage Backed Securities Trust, "2A3", Series 2006-AR8, 5.24%, 4/25/2036	3,807,337	3,756,634
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $226,573,045)		218,754,436

Collateralized Mortgage Obligations 9.3%
Fannie Mae Grantor Trust, "A1", Series 2001-T8, 7.5%, 7/25/2041	1,062,752	1,091,681
Fannie Mae Whole Loan, "3A", Series 2004-W8, 7.5%, 6/25/2044	2,649,983	2,735,152
Federal Home Loan Mortgage Corp.:
"BT", Series 2448, 6.0%, 5/15/2017	11,090	11,138
"CQ", Series 2434, 6.5%, 8/15/2023	11,197,461	11,280,865
Federal National Mortgage Association:
"PB", Series 2003-7, 4.5%, 11/25/2022	4,457,244	4,428,287
"PF", Series 2005-25, 5.673%*, 4/25/2035	18,804,491	18,796,674
"FY", Series 2004-56, 5.923%*, 1/25/2032	22,139,216	22,366,790
"PD", Series G94-10, 6.5%, 9/17/2009	2,175,975	2,175,967
Government National Mortgage Association, "C", Series 1998-15, 6.5%, 6/20/2028	4,937,632	5,005,359
Total Collateralized Mortgage Obligations (Cost $68,271,162)		67,891,913
Government National Mortgage Association 0.2%
Government National Mortgage Association:
9.5%, with various maturities from 12/15/2016 until 7/15/2020	2,600	2,830
11.5%, 4/15/2019	1,243,873	1,353,641
Total Government National Mortgage Association (Cost $1,401,149)		1,356,471

US Treasury Obligations 18.0%
US Treasury Bill, 4.58%***, 7/20/2006 (b)	520,000	518,743
US Treasury Notes:
3.125%, 5/15/2007 (a)	6,600,000	6,478,830
3.125%, 10/15/2008 (a)	18,716,000	17,907,413
3.25%, 8/15/2008 (a)	5,379,000	5,175,609
3.875%, 5/15/2009 (a)	5,500,000	5,316,740
4.25%, 10/31/2007 (a)	20,200,000	19,948,288
4.625%, 3/31/2008 (a)	20,868,000	20,670,735
4.875%, 5/31/2008 (a)	12,896,000	12,823,963
6.125%, 8/15/2007 (a)	42,700,000	43,085,282
Total US Treasury Obligations (Cost $132,148,998)		131,925,603
	Shares	Value ($)

Securities Lending Collateral 17.2%
Daily Assets Fund Institutional, 5.1% (c) (d) (Cost $126,167,414)	126,167,414	126,167,414

Cash Equivalents 0.1%
Cash Management QP Trust, 5.07% (e) (Cost $811,880)	811,880	811,880
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $872,852,127)+	116.5	852,631,980
Other Assets and Liabilities, Net	(16.5)	(120,644,522)
Net Assets	100.0	731,987,458

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon equivalent of the US Treasury bill rate. These securities are shown at their current rate as of June 30, 2006.

** Non-income producing security. In the case of a bond generally denotes that the issuer has defaulted on the payment of principal or interest.

Security	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
Green Tree Financiall Corp., "B2", Series 1996-5	8.45%	7/15/2027	5,789,742	USD	6,352,260	579

*** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $873,868,315. At June 30, 2006, net unrealized depreciation for all securities based on tax cost was $21,236,335. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $706,742 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $21,943,077.

(a) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at June 30, 2006 amounted to $123,900,313 which is 16.9% of net assets.

(b) At June 30, 2006, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

At June 30, 2006, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation ($)
5-Year US Treasury Note	9/29/2006	426	44,299,314	44,051,062	248,252

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $745,872,833) — including $123,900,313 of securities loaned	$ 725,652,686
Investment in Daily Assets Fund Institutional (cost $126,167,414)*	126,167,414
Investment in Cash Management QP Trust (cost $811,880)	811,880
Total investments in securities, at value (cost $872,852,127)	852,631,980
Cash	234,747
Interest receivable	6,564,294
Receivable for investments sold	25,632,311
Receivable for Fund shares sold	466,125
Other assets	55,356
Total assets	885,584,813
Liabilities
Payable upon return of securities loaned	126,167,414
Payable for investments purchased	25,589,927
Payable for Fund shares redeemed	567,900
Payable for daily variation margin on open futures contracts	99,844
Accrued management fee	225,552
Administration fee payable	60,521
Other accrued expenses and payables	886,197
Total liabilities	153,597,355
Net assets, at value	$ 731,987,458
Net Assets
Net assets consist of: Distributions in excess of net investment income	(769,732)
Net unrealized appreciation (depreciation) on: Investments	(20,220,147)
Futures	248,252
Accumulated net realized gain (loss)	(105,565,548)
Paid-in capital	858,294,633
Net assets, at value	$ 731,987,458

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of June 30, 2006 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($77,878,449 ÷ 7,893,644 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.87
Maximum offering price per share (100 ÷ 97.25 of $9.87)	$ 10.15

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($11,751,963 ÷ 1,189,503 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 9.88

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($12,156,814 ÷ 1,230,745 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 9.88
Class AARP Net Asset Value, offering and redemption price(a) per share ($231,036,979 ÷ 23,414,622 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.87
Class S Net Asset Value, offering and redemption price(a) per share ($399,163,253 ÷ 40,440,699 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.87

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2006 (Unaudited)
Investment Income
Income: Interest	$ 16,121,371
Interest — Cash Management QP Trust	281,567
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	29,895
Total Income	16,432,833
Expenses: Management fee	1,655,743
Custodian and accounting fees	58,293
Services to shareholders	860,164
Distribution and service fees	227,540
Auditing	47,060
Legal	32,273
Reports to shareholders	352,145
Registration fees	30,455
Trustees' fees and expenses	12,570
Administration fees	60,521
Other	38,135
Total expenses before expense reductions	3,374,899
Expense reductions	(82,176)
Total expenses after expense reductions	3,292,723
Net investment income (loss)	$ 13,140,110
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(7,508,357)
Futures	1,493,742
(6,014,615)
Net unrealized appreciation (depreciation) during the period on: Investments	2,777,828
Futures	520,552
3,298,380
Net gain (loss) on investment transactions	(2,176,235)
Net increase (decrease) in net assets resulting from operations	$ 10,423,875

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Operations: Net investment income	$ 13,140,110	$ 29,445,066
Net realized gain (loss) on investment transactions	(6,014,615)	(9,040,129)
Net unrealized appreciation (depreciation) during the period on investment transactions	3,298,380	(7,089,167)
Net increase (decrease) in net assets resulting from operations	10,423,875	13,315,770
Distributions to shareholders from: Net investment income: Class A	(1,632,992)	(3,798,676)
Class B	(211,537)	(529,620)
Class C	(219,662)	(554,564)
Class AARP	(5,116,176)	(11,524,030)
Class S	(8,873,874)	(19,778,672)
Fund share transactions: Proceeds from shares sold	24,647,344	73,898,456
Reinvestment of distributions	12,559,084	28,239,221
Cost of shares redeemed	(103,489,818)	(220,515,812)
Redemption fees	3,370	12,037
Net increase (decrease) in net assets from Fund share transactions	(66,280,020)	(118,366,098)
Increase (decrease) in net assets	(71,910,386)	(141,235,890)
Net assets at beginning of period	803,897,844	945,133,734
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $769,732 and $2,144,399, respectively)	$ 731,987,458	$ 803,897,844

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.94	$ 10.20	$ 10.53	$ 10.67	$ 10.65	$ 10.67
Income (loss) from investment operations: Net investment income[c]	.16	.32	.29	.31	.39	.26
Net realized and unrealized gain (loss) on investment transactions	(.03)	(.18)	(.17)	(.05)	.08	(.01)
Total from investment operations	.13	.14	.12	.26	.47	.25
Less distributions from: Net investment income	(.20)	(.40)	(.44)	(.40)	(.45)	(.27)
Tax return of capital	—	—	(.01)	—	—	—
Total distributions	(.20)	(.40)	(.45)	(.40)	(.45)	(.27)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 9.87	$ 9.94	$ 10.20	$ 10.53	$ 10.67	$ 10.65
Total Return (%)[d]	1.32**	1.40	1.13	2.36	4.67	2.33**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	78	87	106	132	130	120
Ratio of expenses before expense reductions (%)	1.02*	.97	.96	1.01	1.03	1.03*
Ratio of expenses after expense reductions (%)	1.02*	.97	.95	1.01	1.03	1.03*
Ratio of net investment income (%)	3.31*	3.18	2.70	2.92	3.63	4.62*
Portfolio turnover rate (%)	125*	168	109	221	346	87

[a] For the six months ended June 30, 2006 (Unaudited).

[b] For the period from June 25, 2001 (commencement of operations of Class A shares) to December 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of sales charge.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended December 31,	2006[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.95	$ 10.21	$ 10.53	$ 10.67	$ 10.65	$ 10.67
Income (loss) from investment operations: Net investment income[c]	.12	.25	.19	.22	.30	.21
Net realized and unrealized gain (loss) on investment transactions	(.02)	(.18)	(.15)	(.05)	.09	(.01)
Total from investment operations	.10	.07	.04	.17	.39	.20
Less distributions from: Net investment income	(.17)	(.33)	(.35)	(.31)	(.37)	(.22)
Tax return of capital	—	—	(.01)	—	—	—
Total distributions	(.17)	(.33)	(.36)	(.31)	(.37)	(.22)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 9.88	$ 9.95	$ 10.21	$ 10.53	$ 10.67	$ 10.65
Total Return (%)[d]	.97e**	.70[e]	.42[e]	1.54	3.82	1.92**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	14	21	31	37	30
Ratio of expenses before expense reductions (%)	2.04*	1.95	1.88	1.82	1.83	1.83*
Ratio of expenses after expense reductions (%)	1.71*	1.66	1.62	1.82	1.83	1.83*
Ratio of net investment income (%)	2.62*	2.49	2.03	2.11	2.83	3.82*
Portfolio turnover rate (%)	125*	168	109	221	346	87

[a] For the six months ended June 30, 2006 (Unaudited).

[b] For the period from June 25, 2001 (commencement of operations of Class B shares) to December 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of sales charge.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended December 31,	2006[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.95	$ 10.21	$ 10.54	$ 10.68	$ 10.65	$ 10.67
Income (loss) from investment operations: Net investment income[c]	.12	.25	.18	.23	.31	.21
Net realized and unrealized gain (loss) on investment transactions	(.02)	(.18)	(.14)	(.06)	.09	(.01)
Total from investment operations	.10	.07	.04	.17	.40	.20
Less distributions from: Net investment income	(.17)	(.33)	(.36)	(.31)	(.37)	(.22)
Tax return of capital	—	—	(.01)	—	—	—
Total distributions	(.17)	(.33)	(.37)	(.31)	(.37)	(.22)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 9.88	$ 9.95	$ 10.21	$ 10.54	$ 10.68	$ 10.65
Total Return (%)[d]	.97e**	.69[e]	.34[e]	1.66[e]	3.85	1.93**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	15	20	27	20	9
Ratio of expenses before expense reductions (%)	1.83*	1.72	1.70	1.80	1.80	1.80*
Ratio of expenses after expense reductions (%)	1.71*	1.66	1.65	1.78	1.80	1.80*
Ratio of net investment income (%)	2.62*	2.49	2.00	2.15	2.86	3.85*
Portfolio turnover rate (%)	125*	168	109	221	346	87

[a] For the six months ended June 30, 2006 (Unaudited).

[b] For the period from June 25, 2001 (commencement of operations of Class C shares) to December 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of sales charge.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP Years Ended December 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 9.94	$ 10.20	$ 10.54	$ 10.68	$ 10.65	$ 10.56
Income (loss) from investment operations: Net investment income[b]	.17	.34	.28	.34	.42	.55
Net realized and unrealized gain (loss) on investment transactions	(.03)	(.18)	(.15)	(.05)	.09	.13
Total from investment operations	.14	.16	.13	.29	.51	.68
Less distributions from: Net investment income	(.21)	(.42)	(.46)	(.43)	(.48)	(.59)
Tax return of capital	—	—	(.01)	—	—	—
Total distributions	(.21)	(.42)	(.47)	(.43)	(.48)	(.59)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 9.87	$ 9.94	$ 10.20	$ 10.54	$ 10.68	$ 10.65
Total Return (%)	1.43c**	1.63[c]	1.26[c]	2.73	4.85	6.67
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	231	257	297	337	349	353
Ratio of expenses before expense reductions (%)	.82*	.76	.74	.76	.75	.75
Ratio of expenses after expense reductions (%)	.79*	.75	.73	.76	.75	.75
Ratio of net investment income (%)	3.54*	3.40	2.92	3.17	3.91	5.18
Portfolio turnover rate (%)	125*	168	109	221	346	87

[a] For the six months ended June 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S Years Ended December 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 9.94	$ 10.20	$ 10.53	$ 10.68	$ 10.65	$ 10.56
Income (loss) from investment operations: Net investment income[b]	.17	.35	.28	.34	.42	.55
Net realized and unrealized gain (loss) on investment transactions	(.03)	(.18)	(.14)	(.06)	.09	.13
Total from investment operations	.14	.17	.14	.28	.51	.68
Less distributions from: Net investment income	(.21)	(.43)	(.46)	(.43)	(.48)	(.59)
Tax return of capital	—	—	(.01)	—	—	—
Total distributions	(.21)	(.43)	(.47)	(.43)	(.48)	(.59)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 9.87	$ 9.94	$ 10.20	$ 10.53	$ 10.68	$ 10.65
Total Return (%)	1.45c**	1.67	1.37	2.73	4.95	6.56
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	399	432	501	562	610	632
Ratio of expenses before expense reductions (%)	.76*	.70	.70	.76	.75	.75
Ratio of expenses after expense reductions (%)	.75*	.70	.69	.76	.75	.75
Ratio of net investment income (%)	3.58*	3.45	2.96	3.17	3.91	5.18
Portfolio turnover rate (%)	125*	168	109	221	346	87

[a] For the six months ended June 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Short Term Bond Fund (the "Fund") is a diversified series of DWS Funds Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP (please see Note C under the caption Other Related Parties). Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares of the Fund are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fee, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management will begin to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

At December 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $93,900,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until December 31, 2006 ($6,800,000), December 31, 2007 ($32,100,000), December 31, 2008 ($15,800,000), December 31, 2012 ($14,500,000) and December 31, 2013 ($24,700,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2005 through December 31, 2005, the Fund incurred approximately $2,832,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2006.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the six months ended June 30, 2006, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $178,792,362 and $364,038,293, respectively. Purchases and sales of US Treasury obligations aggregated $292,476,311 and $130,530,564, respectively.

C. Related Parties

Management Agreement. Under the Amended and Restated Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Prior to June 1, 2006, in addition to portfolio management services, the Advisor provided certain administrative services in accordance with the Management Agreement. For the period January 1, 2006 through May 31, 2006, the management fee payable under the Management Agreement was equal to an annual rate as follows:

Annual Management Fee Rate
First $1.5 billion of the Fund's average daily net assets	0.450%
Next $500 million of such net assets	0.425%
Next $1.0 billion of such net assets	0.400%
Next $1.0 billion of such net assets	0.385%
Next $1.0 billion of such net assets	0.370%
Next $1.0 billion of such net assets	0.355%
Over $6.0 billion of such net assets	0.340%

Effective June 1, 2006, under the Amended and Restated Management Agreement with the Advisor, the Fund pays a monthly investment management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the the following annual rate:

Annual Management Fee Rate
First $1.5 billion of the Fund's average daily net assets	0.365%
Next $500 million of such net assets	0.340%
Next $1.0 billion of such net assets	0.315%
Next $1.0 billion of such net assets	0.300%
Next $1.0 billion of such net assets	0.285%
Next $1.0 billion of such net assets	0.270%
Over $6.0 billion of such net assets	0.255%

Accordingly, for the six months ended June 30, 2006, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.44% of the Fund's average daily net assets.

For the period January 1, 2006 through May 31, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses at 0.75%, 0.67%, 0.67%, 0.75% and 0.75% for Class A, B, C, AARP and S, respectively, of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustees and trustees' counsel fees and organizational and offering expenses).

Effective June 1, 2006 through September 30, 2006 (April 30, 2007 for Class B), the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses at 0.970%, 1.672%, 1.672%, 0.740% and 0.691% for Class A, B, C, AARP and S, respectively, of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses).

Administrative Services Fee. Effective June 1, 2006, the Fund entered into an Administrative Services Agreement with the Advisor, pursuant to which the Advisor provided most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor a fee of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period June 1, 2006 through June 30, 2006, the Advisor received an administration fee of $60,521, all of which is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend-paying agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC and DWS-SSC, not by the Fund. For the six months ended June 30, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at June 30, 2006
Class A	$ 69,547	$ 2,601	$ 38,931
Class B	27,631	20,548	6,898
Class C	14,924	7,558	4,040
Class AARP	264,513	32,297	124,784
Class S	305,665	18,225	120,411
	$ 682,280	$ 81,229	$ 295,064

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DWS-SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. Effective June 1, 2006, these fees are now paid under the Administrative Services Agreement. For the period January 1, 2006 to May 31, 2006, the amount charged to the Fund by DWS-SFAC for accounting services aggregated $43,236, of which $940 is unpaid at June 30, 2006.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended June 30, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at June 30, 2006
Class B	$ 47,545	$ 6,062
Class C	49,237	7,928
	$ 96,782	$ 13,990

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For the six months ended June 30, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at June 30, 2006	Annualized Effective Rate
Class A	$ 98,839	$ 16,292.24%
Class B	15,652	4,232.25%
Class C	16,267	2,503.25%
	$ 130,758	$ 23,027

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended June 30, 2006 aggregated $2,274. There were no underwriting commissions paid in connection with the distribution of Class C shares for the six months ended June 30, 2006.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 1% to 4% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended June 30, 2006, the CDSC for Class B and C shares aggregated $16,762 and $1,587, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended June 30, 2006, DWS-SDI received none.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2006, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $18,060, of which $7,920 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo will be phased out in 2006. The funds will continue to be managed by Deutsche Asset Management and its affiliates. (Please see Note H.)

D. Expense Reductions

For the six months ended June 30, 2006, the Advisor agreed to reimburse the Fund $947, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

E. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended June 30, 2006		Year Ended December 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	567,313	$ 5,620,184	1,458,922	$ 14,690,147
Class B	60,144	596,291	198,861	2,005,054
Class C	77,883	773,331	213,683	2,150,204
Class AARP	304,452	3,015,631	1,047,671	10,532,984
Class S	1,476,588	14,641,907	4,416,506	44,520,067
		$ 24,647,344		$ 73,898,456
Shares issued to shareholders in reinvestment of distributions
Class A	134,762	$ 1,332,884	305,462	$ 3,066,806
Class B	17,501	173,407	43,405	436,535
Class C	17,817	176,490	42,031	422,586
Class AARP	383,747	3,795,497	848,567	8,518,864
Class S	715,443	7,080,806	1,572,766	15,794,430
		$ 12,559,084		$ 28,239,221
Shares redeemed
Class A	(1,551,740)	$ (15,380,077)	(3,458,739)	$ (34,807,398)
Class B	(274,331)	(2,721,668)	(915,587)	(9,244,505)
Class C	(322,526)	(3,200,876)	(732,235)	(7,371,105)
Class AARP	(3,081,382)	(30,548,742)	(5,195,413)	(52,264,451)
Class S	(5,207,915)	(51,638,455)	(11,614,970)	(116,828,353)
		$ (103,489,818)		$ (220,515,812)
Redemption fees		$ 3,370		$ 12,037
Net increase (decrease)
Class A	(849,665)	$ (8,426,918)	(1,694,355)	$ (17,048,176)
Class B	(196,686)	(1,951,769)	(673,321)	(6,802,916)
Class C	(226,826)	(2,250,776)	(476,521)	(4,798,295)
Class AARP	(2,393,183)	(23,737,470)	(3,299,175)	(33,210,777)
Class S	(3,015,884)	(29,913,087)	(5,625,698)	(56,505,934)
		$ (66,280,020)		$ (118,366,098)

G. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

H. Subsequent Event

On June 28, 2006, the Board of the Fund approved the conversion of the Class AARP shares of the Fund into the Class S shares of the Fund. This conversion was completed on July 14, 2006, and Class AARP shares are no longer offered.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of shareholders (the "Meeting") of DWS Short Term Bond Fund (the "Fund") was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

I. Election of Trustees.

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	51,170,527.525	2,000,852.287
Dawn-Marie Driscoll	51,162,570.511	2,008,809.301
Keith R. Fox	51,174,158.820	1,997,220.992
Kenneth C. Froewiss	51,167,004.524	2,004,375.288
Martin J. Gruber	51,143,524.511	2,027,855.301
Richard J. Herring	51,178,604.640	1,992,775.172
Graham E. Jones	51,089,990.674	2,081,389.138
Rebecca W. Rimel	51,182,352.020	1,989,027.792
Philip Saunders, Jr.	51,107,885.583	2,063,494.229
William N. Searcy, Jr.	51,161,129.694	2,010,250.118
Jean Gleason Stromberg	51,171,308.600	2,000,071.212
Carl W. Vogt	51,110,878.301	2,060,501.511
Axel Schwarzer	51,137,383.786	2,033,996.026

II-A. Approval of an Amended and Restated Investment Management Agreement.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
46,240,162.653	1,639,879.781	2,388,538.378	2,902,799.000

II-B. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
45,484,766.252	2,338,796.071	2,445,018.489	2,902,799.000

III. Approval of Revised Fundamental Investment Restriction Regarding Commodities.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
45,743,799.476	1,909,931.855	2,614,849.481	2,902,799.000

IV-A. Approval of an Amended and Restated Declaration of Trust. ("Number of Votes" represents all funds that are series of DWS Funds Trust.)

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
46,170,365.996	1,650,746.327	2,447,467.489	2,902,800.000

The Meeting was adjourned until a future date, at which time the following matter will be voted upon by the shareholders (the resulting votes are presented below):

IV-B. Approval of Further Amendments to the Amended and Restated Declaration of Trust.

Account Management Resources

For shareholders of Classes A, B and C
Automated Information Lines

InvestorACCESS (800) 621-1048

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SZBAX	SZBBX	SZBCX
CUSIP Number	23337L 109	23337L 208	23337L 307
Fund Number	422	622	722
For shareholders of Class AARP and Class S
Automated Information Lines	SAILTM (800) 728-3337
Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Sites	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	ASHTX	SCSTX
Fund Number	2122	2022

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class S only:

DWS Scudder
Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

February 2006

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, Two International Place, 10th Floor, Boston, MA 02110.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Short Term Bond Fund, a series of DWS Funds Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Short Term Bond Fund, a series of DWS Funds Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 28, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	August 28, 2006